UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

October 1, 2014

Date of Report (date of earliest event reported)

MONTAGE TECHNOLOGY GROUP LIMITED

(Exact name of registrant as specified in its charter)

Cayman	001-36064	Not applicable
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS. Employer Identification No.)

Room A1601, Technology Building, 900 Yi Shan Road

Xuhui District, Shanghai, 200233

People’s Republic of China

(Address of registrant’s principal executive offices, including zip code)

Tel: (86 21) 6128-5678

(Registrant’s telephone number, including area code)

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 3.01	Notice of Failure to Satisfy a Continued Listing Rule or Standard; Transfer of Listing

On October 1, 2014, Montage Technology Group Limited (the “Company”) received a letter from the NASDAQ Stock Market LLC (“NASDAQ”) indicating that, unless the Company requests a hearing before a NASDAQ Listing Qualifications Panel (a “Hearings Panel”) by October 8, 2014, the Company’s ordinary shares will be delisted due to the Company’s noncompliance with NASDAQ Listing Rule 5250(c)(1) as a result of the Company’s inability to timely file its annual report on Form 10-K for the year ended December 31, 2013, and Form 10-Qs for the periods ended March 31, 2014 and June 30, 2014 with the Securities and Exchange Commission (“SEC”).

NASDAQ’s delisting determination will not immediately result in the delisting of the Company’s ordinary shares. The Company intends to commence such an appeal by the required deadline, which is within seven days of the date of the notice. NASDAQ will generally suspend the delisting for a period of 15 days following the date of the hearing request. NASDAQ also has the discretion to grant a suspension of the delisting until a determination is made by the Hearings Panel. The Company expects to request to suspend the delisting through the decision date of the Hearings Panel and may request additional time for its independent auditors to complete their audit and review procedures concerning the Company’s financial statements. Under NASDAQ rules, a Hearings Panel has discretion to grant an additional extension, which cannot exceed 360 calendar days from the original non-compliance date. There can be no assurance that the NASDAQ Hearings Panel will grant the Company’s request for a suspension of delisting or continued listing on NASDAQ.

As previously disclosed, NASDAQ had granted the Company until September 29, 2014 to regain compliance with NASDAQ Listing Rule 5250(c)(1). The Company indicated the Form 10-K and Forms 10-Q cannot be finalized until the completion of the review by the audit committee of the Company’s board of directors of previously-disclosed allegations and related matters, and the completion of the audit of the Company’s financial statements for the year ended December 31, 2013 and the review of the Company’s financial statements for the periods ended March 31, 2014 and June 30, 2014. The audit committee plans to complete its report on the audit committee’s review on or around October 4, 2014 and thereafter present its conclusions to the Company’s independent auditors.

This current report on Form 8-K contains “forward-looking” statements about the Company’s plans, expectations and beliefs, including regarding the Company’s ability to regain compliance with NASDAQ listing standards, the timing and anticipated completion of the review by the audit committee of the Company’s board of directors, and the timing and anticipated filing of the Company’s Forms 10-K and 10-Q. Forward-looking statements can be identified by terminology such as “will”, “should”, “expects”, “anticipates”, “future”, “intends”, “plans”, “projects”, “predicts”, “believes”, “estimates”, “forecasts”, “may” and similar statements, which are subject to the safe harbor provisions of the Private Securities Litigation Reform Act of 1995. These forward-looking statements may differ materially from actual results due to a variety of factors, including if the Company determines it requires additional time to complete and review its Forms 10-K and 10-Q or other factors described under the caption “Risk Factors” in our most recent quarterly report on Form 10-Q and other filings with the U.S. Securities and Exchange Commission. We undertake no obligation to update these statements as a result of new information or future events, except as may be required by law.

Item 9.01	Financial Statements and Exhibits

(d) Exhibits

99.1	Press Release dated October 2, 2014

Signature

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: October 2, 2014

Montage Technology Group Limited

/s/ Mark Voll
Mark Voll
Chief Financial Officer

Exhibit Index

Exhibit Number	Exhibit Title

99.1	Press Release dated October 2, 2014